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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                               November 20, 1998

                         METROMEDIA FIBER NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                 000-23269                  11-3168327
(State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)


  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
1 NORTH LEXINGTON AVENUE, WHITE PLAINS, NEW YORK                  10601
    (Address of Principal Executive Offices)                    (Zip Code)


                                (914) 421-6700
                (Registrant's telephone number, include area code)

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                         METROMEDIA FIBER NETWORK, INC.


Item 5.  Other Events

        On November 20, 1998, Metromedia Fiber Network, Inc. issued a press release (the "Release"), a copy of which is attached hereto as Exhibit 99.1, announcing the unregistered offering for $650,000,000 aggregate principal amount of 10% Senior Notes due 2008. The Notes were issued on November 25, 1998 at a price per note of 100%. The Release is incorporated by reference herein and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

                99.1 Press Release, dated November 20, 1998, by Metromedia Fiber Network, Inc.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:  December 3, 1998


                                      METROMEDIA FIBER NETWORK, INC.


                                      By: /s/ Gerard Benedetto
                                          --------------------------------------
                                          Gerard Benedetto
                                          Vice President, Chief Financial
                                          Officer & Chief Accounting Office



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                                 EXHIBIT INDEX

Exhibit No.     Description of Exhibits

   99.1         Press Release, dated November 20, 1998, by Metromedia Fiber
                Network, Inc.